Grayscale Bitcoin Miners ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Consumer Discretionary - 1.6%
Cango, Inc. - Class A (a)(b)	333,613	$137,115

Financials - 3.3%
Block, Inc. (a)	4,667	280,860

Information Technology - 95.1% (c)
American Bitcoin Corp. (a)	115,509	106,777
Applied Digital Corp. (a)	45,573	1,081,903
Bit Digital, Inc. (a)	257,577	337,426
Bitdeer Technologies Group (a)(b)	46,830	405,079
Bitfarms Ltd. (a)	175,064	341,375
BitFuFu, Inc. - Class A (a)	19,586	38,193
Canaan, Inc. - ADR (a)(b)	616,584	266,241
Cipher Digital, Inc. (a)	27,159	349,536
Cleanspark, Inc. (a)	40,521	344,834
Core Scientific, Inc. (a)	24,391	364,889
Crypto Flow Technology Ltd. (a)	392,000	96,998
Digi Power X, Inc. (a)(b)	58,918	119,604
Exodus Movement, Inc. - Class A (a)	3,705	24,082
Hive Digital Technologies Ltd. (a)	192,569	365,881
Hut 8 Corp. (a)	17,984	843,629
IREN Ltd. (a)	33,854	1,160,515
MARA Holdings, Inc. (a)(b)	45,416	370,595
Northern Data AG (a)(b)	26,958	264,486
NVIDIA Corp.	1,626	283,574
Riot Platforms, Inc. (a)	28,142	347,835
Soluna Holdings, Inc. (a)(b)	66,403	46,934
Terawulf, Inc. (a)	24,979	360,447
The9 Ltd. - ADR (a)(b)	11,444	62,713
		7,983,546
TOTAL COMMON STOCKS (Cost $10,975,710)		8,401,521

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.0%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	1,677,146	1,677,146
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,677,146)		1,677,146

TOTAL INVESTMENTS - 120.0% (Cost $12,652,856)		10,078,667
Liabilities in Excess of Other Assets - (20.0)%		(1,679,458)
TOTAL NET ASSETS - 100.0%		$8,399,209

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $1,313,232.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Grayscale Bitcoin Miners ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$8,401,521	$–	$–	$8,401,521
Investments Purchased with Proceeds from Securities Lending	1,677,146	–	–	1,677,146
Total Investments	$10,078,667	$–	$–	$10,078,667

Refer to the Schedule of Investments for further disaggregation of investment categories.